Exhibit 10.85
Erie Insurance Company and Erie Insurance Company of New York
Erie, Pennsylvania
AGGREGATE EXCESS OF LOSS REINSURANCE
ADDENDUM NO. 5
TERMINATION ADDENDUM
Amendment to the REINSURANCE CONTRACT made the first day of January, 1998, between ERIE INSURANCE EXCHANGE, by and through its Attorney-in-Fact, ERIE INDEMNITY COMPANY, of Erie, Pennsylvania, (hereafter called the “REINSURER”), and ERIE INSURANCE COMPANY and its wholly owned subsidiary ERIE INSURANCE COMPANY OF NEW YORK, both of Erie, Pennsylvania (herein referred to collectively (or individually as the context requires) as the “COMPANY”)
It is understood and agreed that this Reinsurance Contract shall be terminated on December 31, 2005, in accordance with Article 18 — Termination.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.
In Erie, Pennsylvania, this 8th day of November, 2005.

ATTEST:	ERIE INSURANCE COMPANY

/s/ Margaret Porter	/s/ J.R. Van Gorder

J. R. Van Gorder
Sr. Exec. V.P., Secretary & General Counsel

ERIE INSURANCE COMPANY
ATTEST:	OF NEW YORK
/s/ Margaret Porter	/s/ Philip A. Garcia

Philip A. Garcia
Executive Vice President & CFO

ERIE INSURANCE EXCHANGE, by
ERIE INDEMNITY COMPANY,
ATTEST:	Attorney-in-Fact

/s/ Margaret Porter	/s/ Michael S. Zavasky

Michael S. Zavasky
Senior Vice President

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